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                                                                   Exhibit 10.22

                                      FIRST
                           ADDENDUM TO LOAN AGREEMENT

         This First Addendum to Loan Agreement (the "Addendum"), dated this 28th day of March, 2000, effective as of the 2nd day of January, 2000, amends and modifies that certain Loan Agreement dated May 27, 1999 (the "Loan Agreement") by and among SUNTRUST BANK, a Georgia state chartered bank, successor by merger to SunTrust Bank, Tampa Bay ,("SunTrust Bank"), MONOGRAM ACQUISITION, INC., a Delaware corporation, and MONOGRAM ACQUISITION 1, LLC, a Delaware limited liability company (collectively the "Borrower"), joined by TOYMAX INTERNATIONAL, INC., a Delaware corporation (the "Guarantor"). All of the capitalized terms used herein shall have the same identification and defined meanings as set forth in the Loan Agreement unless otherwise specifically indicated or defined herein.

*MONOGRAM INTERNATIONAL, INC.  FKA

                                    RECITALS:

A. Borrower has requested SunTrust Bank to extend and renew a Revolving Line of Credit Loan in the amount of $4,000,000.00 and a Term Loan in the original principal amount of $763,855.56, under the terms of the Loan Agreement (collectively the "Loans").

B. The Bank has agreed to the renewal of the Revolving Line of Credit Loan and the Term Loan pursuant to the terms of this Addendum and the other loan documents herein referred.

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the parties agree as follows:

         1. RECITALS. The above Recitals are true and correct and by this reference are incorporated herein.

         2. RENEWAL OF LINE OF CREDIT LOAN. The Bank hereby renews the Revolving Line of Credit Loan effective as of January 2, 2000, pursuant to the terms of a Renewal Revolving Line of Credit Promissory Note of even date herewith (the "Line of Credit Renewal Note") which provides for an extended maturity date to August 1, 2000.

         3. RENEWAL OF TERM LOAN. The Bank hereby renews the Term Loan effective as of January 2, 2000, pursuant to the terms of a Renewal Term Promissory Note in the amount of $654,733.33 of even date herewith (the "Term Renewal Note")
 .which provides for an extended maturity date to August 1, 2000.

         The Line of Credit Renewal Note and the Term Renewal Note are collectively referred to herein as the "Renewal Notes". The documents which evidence, secure and have been executed and/or delivered in conjunction with the Loans on this renewal are herein collectively referred to as the "Loan Documents".

         4. SECURITY.


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                  A. COLLATERAL. The Renewal Notes shall continue to be secured by the security interests as set forth in the Loan Agreement.

                  B. GUARANTY. The Renewal Notes continue to be guaranteed for payment and performance by the Guarantor under the Loan Agreement and the Guarantor has executed and delivered to the Bank its Consent of Guarantor to acknowledge the continuance of its guaranty of the Renewal Notes.

         5. WARRANTIES. Borrower hereby affirms and warrants that all of the warranties made in the Loan Documents, and any other documents or instruments recited herein or executed with respect thereto directly or indirectly, are true and correct as of the date hereof and that Borrower is not in default of any of the foregoing nor aware of any default with respect thereto, and that Borrower has no defenses or rights of offset with respect to any indebtedness to SunTrust Bank. Borrower hereby releases SunTrust Bank from any cause of action against it existing as of the date of execution hereof. The rights and defenses being waived and released hereunder include without limitation any claim or defense based on SunTrust Bank having charged or collected interest at a rate greater than that allowed to be contracted for by applicable law as changed from time to time, provided, however, in no event shall such waiver and release be deemed to change or modify the terms of the Loan Documents which provide that sums paid or received in excess of the maximum rate of interest allowed to be contracted for by applicable law, as changed from time to time, reduce the principal sum due, said provision to be in full force and effect.

         6. TERMINOLOGY. If more than one party joins in the execution of this Addendum, the covenants and agreements herein contained shall be the joint and several obligation of each and all of them and of their respective heirs, executors, administrators, successors and assigns, and relative words herein shall be read as if written in the plural when appropriate. Any reference herein to SunTrust Bank shall be deemed and apply to every subsequent holder of the Renewal Notes.

         7. STATE TAXES. Borrower is liable for the full amount of any documentary stamps, intangible tax, interest and penalties, if any, levied by the State of Florida incident to the loan transactions and modifications described in this Addendum. If the same be not promptly paid by Borrower when levied by the State of Florida, SunTrust Bank may (without obligation to do so) pay the same.

         8. CONSENT AND WAIVER. Borrower hereby consent to the foregoing and agree that the execution of this Addendum shall in no manner or way whatsoever impair or otherwise adversely affect Borrowees liability to SunTrust Bank under the Loan Documents or any other instrument set forth in the Recitals or herein, all as modified by this Addendum.

         9. CROSS DOCUMENT DEFAULT. Any default under the terms and conditions of this Addendum or of any instrument set forth herein or contemplated by this Addendum

         10. RATIFICATION. Except as modified by this Addendum, Borrower hereby ratifies and confirm the continued validity and viability of all terms, conditions and obligations set


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forth in the Loan Documents and all other instruments executed in connection with this Addendum, all as modified by this Addendum.

         11. SEVERABILITY. Whenever possible, each provision-of this Addendum shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision hereof shall be prohibited or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity only, without invalidating the remainder of such provision or of the remaining provisions of this Addendum.

         12. FLORIDA CONTRACT. This Addendum shall be deemed a Florida contract and shall be construed according to the laws of the State of Florida, regardless of whether this Addendum is executed by certain of the parties hereto in other states.

         13. BINDING EFFECT. This Addendum shall bind the successors and assigns to the parties hereto and constitutes the entire understanding of the parties, which may not be modified except in writing.

         14. WAIVER OF JURY TRIAL. The parties to this Addendum hereby irrevocably waive their respective rights to trial by jury in any and all actions arising out of the terms of this Addendum.

         15. CONFLICT. As to any conflict between the terms of the Loan Agreement and the terms of this Addendum, the terms of this Addendum shall supersede and control over such other terms.

         16. OTHER TERMS. Except as specifically amended, modified and supplemented by this Addendum, all of the other terms, covenants and conditions of the Loan Agreement remain in full force and effect.

WITNESSES:                                "BORROWER"

                                          Monogram International, Inc. FKA

                                          MONOGRAM ACQUISITION, INC.,

                                          a Delaware corporation

/s/ SANFORD B. FRANK                      By: /s/ WILLIAM JOHNSON, JR.
-----------------------------                -------------------------------
Signature-of Witness                          William Johnson, Jr., as its
  SANFORD B. FRANK                            Treasurer
Print or Type Name of Witness             (CORPORATE SEAL)


/s/ CARMINE RUSSO
-----------------------------
Signature of Witness
CARMINE RUSSO
Print or Type Name of Witness

                                          MONOGRAM ACQUISITION 1 LLC,
                                          a Delaware limited liability company
                                          MONOGRAM PRODUCTS (H.K.) LIMITED FKA


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                                          By: Gallion Development Limited, a
                                              Hong Kong company, as its
                                              Managing Member

/s/ SANFORD B. FRANK                             By: /s/ STEVEN A. LEBENSFELD
-----------------------------                -------------------------------
Signature-of Witness                                 Steven A. Lebensfeld, as
  SANFORD B. FRANK                                   its Director
Print or Type Name of Witness             (CORPORATE SEAL)


/s/ CARMINE RUSSO
-----------------------------
Signature of Witness
CARMINE RUSSO
Print or Type Name of Witness

                                          "SUNTRUST"
                                          SUNTRUST BANK, a Georgis
                                          state chartered Bank,
                                          successor by merger to
                                          SunTrust Bank, Tampa Bay

/s/ PATRICIA A. MUTH                      By: /s/ CHARLES T. FALK
-----------------------------                -------------------------------
Signature-of Witness                          Charles T. Falk as its Senior Vice
  PATRICIA A. MUTH                            President
Print or Type Name of Witness             (CORPORATE SEAL)


/s/ SARAH MENENDEZ
-----------------------------
Signature of Witness
SARAH MENENDEZ
Print or Type Name of Witness

                                          "GUARANTOR"

                                          TOYMAX INTERNATIONAL, INC.
                                          A Delaware corporation

/s/ SANFORD B. FRANK                      By: /s/ WILLIAM JOHNSON, JR.
-----------------------------                -------------------------------
Signature-of Witness                          William Johnson, Jr., as its Chief
  SANFORD B. FRANK                               Financial Officer
Print or Type Name of Witness


/s/ CARMINE RUSSO
-----------------------------
Signature of Witness                            (CORPORATE SEAL)
CARMINE RUSSO
Print or Type Name of Witness